Income Taxes	6 Months Ended	12 Months Ended
	Jun. 27, 2014	Dec. 31, 2013
Income Taxes
10.	Income Taxes

At the end of each three month period, the Company estimates a base effective tax rate expected for the full year based on the most recent forecast of pre-tax income, permanent book and tax differences, and global tax planning strategies. The Company uses this base rate to provide for income taxes on a year-to-date basis, excluding the effect of significant, unusual, discrete or extraordinary items, and items that are reported net of their related tax effects. The Company records the tax effect of significant, unusual, discrete or extraordinary items, and items that are reported net of their tax effects in the period in which they occur.

The provision for income taxes as a percentage of earnings before income taxes was 36.1% and 35.9% for the three and six months ended June 28, 2013, respectively, and 10.1% and 28.1% for the three and six months ended June 27, 2014, respectively. The Company’s income tax expense is impacted by a number of factors, including, among others, the amount of taxable earnings derived in foreign jurisdictions with tax rates that are higher or lower than the U.S. federal statutory rate, permanent items, state tax rates, and the ability to utilize net operating loss carry forwards. The Company recognized a net discrete tax benefit of $1.3 million and $1.1 million for the three and six months ended June 27, 2014, respectively, which were primarily related to the settlement of audit examinations in Germany and the State of Illinois. The Company recognized net discrete tax expense of $0.2 million for the six months ended June 27, 2014, which included the impact of the sale of joint ventures during the first quarter. Net discrete tax expense was immaterial for the three and six months ended June 28, 2013. The provisions for income taxes as a percentage of earnings before income taxes for the three and six month periods ended June 27, 2014 were lower than the percentages for the comparable periods in 2013 due primarily to the discrete tax benefit related to the audit settlements, which favorably impacted the percentages for the three and six months ended June 27, 2014 by 23.0% and 5.9%, respectively, and a higher mix of earnings in jurisdictions with lower income tax rates. These factors also caused the 2014 provisions for income taxes as a percentage of earnings before income taxes to be lower than the U.S. statutory tax rate of 35%. The comparable percentages for the three and six months ended June 28, 2013 did not differ significantly from the U.S. federal statutory rate.

The amount of gross unrecognized tax benefits was $3.7 million and $1.9 million at December 31, 2013 and June 27, 2014, respectively. Of the $1.9 million of unrecognized tax benefits, $0.5 million would reduce our effective tax rate if recognized.

During the next twelve months, the Company does not expect any significant changes in its unrecognized tax benefits. The Company recognizes interest and penalties related to tax matters in tax expense. Accrued interest and penalties were immaterial at December 31, 2013 and June 27, 2014.

14.	Income Taxes

The source of earnings before income taxes consisted of the following for the years ended December 31, 2011, 2012 and 2013 (in thousands):

	2011	2012	2013
Domestic	$7,300	$12,415	$32,404
Foreign	6,125	7,078	9,931

	$13,425	$19,493	$42,335

The consolidated provision for income taxes included within the consolidated statements of operations consisted of the following for the years ended December 31, 2011, 2012 and 2013 (in thousands):

	2011	2012	2013
Current
Federal	$352	$2,373	$9,541
State	430	133	936
Foreign	1,237	1,065	3,173

	2,019	3,571	13,650
Deferred
Federal	1,731	2,139	2,963
State	(305)	248	487
Foreign	672	(1,130)	1,147

	2,098	1,257	4,597

	$4,117	$4,828	$18,247

Income tax expense recognized in the accompanying consolidated statements of operations differs from the amounts computed by applying the Federal income tax rate to earnings before income tax expense. A reconciliation of income taxes at the Federal statutory rate to the effective tax rate is summarized in the following table for the years ended December 31, 2011, 2012 and 2013 (in thousands):

	2011	2012	2013
Tax at Federal statutory rate of 35%	$4,699	$6,822	$14,817
State taxes—net of Federal benefit	103	186	992
Research and development incentives	(203)	(456)	(1,007)
Manufacturer’s deduction	(75)	(173)	(780)
Foreign rate differential	537	(409)	(388)
Valuation allowances	(1,668)	(1,333)	(504)
Impact of favorable tax ruling(1)	—	(2,216)	—
Tax rate change	243	(2)	675
Increase in tax reserves(1)	537	1,545	1,174
Stock compensation expense	71	68	68
U.S. taxation of foreign earnings(2)	8	336	2,193
Non-deductible meals and entertainment	118	162	120
Other	(253)	298	887

Tax provision	$4,117	$4,828	$18,247

(1)	During the year ended December 31, 2012, the German tax authorities issued a favorable tax ruling which allowed the Company to restore its German net operating loss. This benefit was partially offset by an increase in the tax reserve.
(2)	During the year ended December 31 2013, the U.S. taxation of foreign earnings includes the recognition of a deferred tax liability for foreign earnings that are no longer considered permanently reinvested.

The Company’s temporary differences which gave rise to deferred tax assets and liabilities at December 31, 2012 and 2013 include (in thousands):

	2012	2013
Deferred tax assets
Accrued expenses and reserves	$3,481	$3,092
Postretirement and postemployment benefits	3,503	2,354
Employee benefits	3,312	3,348
Inventories	2,057	2,568
Capitalized research and development expenses	1,129	1,074
Deferred financing costs	1,211	1,245
Other assets and liabilities	998	96
Domestic net operating loss and credit carryforwards	1,240	1,215
Foreign operating loss carryforwards	6,451	5,240
Valuation allowance	(4,962)	(4,347)

	18,420	15,885
Deferred tax liabilities
Property, plant and equipment	(17,068)	(18,365)
Intangible and other assets and liabilities	(14,413)	(14,261)
Foreign Investments	(180)	(2,317)

	(31,661)	(34,943)

Net deferred tax liability	$(13,241)	$(19,058)

At December 31, 2013, the Company has U.S. state net operating loss carryforwards, which expire at various dates through 2032, approximating $22.9 million. In addition, the Company has U.S. state tax credit carryforwards of $1.1 million which expire between 2016 and 2028. The Company’s foreign net operating loss carryforwards total approximately $46.6 million (at December 31, 2013 exchange rates). Of these foreign net operating loss carryforwards, $45.5 million are available for an indefinite period.

Valuation allowances totaling $5.0 million and $4.3 million as of December 31, 2012 and 2013, respectively, have been established for deferred income tax assets primarily related to certain subsidiary loss carryforwards that may not be realized. Realization of the net deferred income tax assets is dependent on generating sufficient taxable income prior to their expiration. Although realization is not assured, management believes it is more-likely-than-not that the net deferred income tax assets will be realized. The amount of the net deferred income tax assets considered realizable, however, could change in the near term if future taxable income during the carryforward period fluctuates.

Changes in the Company’s gross liability for unrecognized tax benefits, excluding interest and penalties, are as follows for the years ended December 31, 2011, 2012 and 2013 (in thousands):

	2011	2012	2013
Balance at beginning of year	$320	$1,030	$2,556
Additions based on tax positions related to current year (see below)	170	144	1,230
Additions based on tax positions related to prior years	375	1,418	29
Other additions and reductions	211	—	—
Reductions related to lapses of statute of limitations	(46)	(36)	(124)

Balance at end of year	$1,030	$2,556	$3,691

Of the $1.0 million, $2.6 million and $3.7 million of unrecognized tax benefits as of December 31, 2011, 2012 and 2013, respectively, approximately $0.1 million, $2.1 million and $2.3 million, respectively, would impact the effective income tax rate if recognized. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of its income tax provision. During the years ended December 31, 2011, 2012 and 2013 the Company did not have any material interest or penalties that were recognized as a component of the income tax provision.

At December 31, 2012 and 2013, the Company has no accrued interest and penalties related to taxes which are included within the consolidated balance sheets. During the next twelve months, the Company does not expect any significant changes in its unrecognized tax benefits.

The Company, along with its subsidiaries, files returns in the U.S. Federal and various state and foreign jurisdictions. With certain exceptions, the Company is subject to examination by U.S. Federal and state taxing authorities for the taxable years 2003 through 2013, its subsidiaries in Germany and Mexico are subject to examination for taxable years 2008 through 2013, its subsidiaries in France, Brazil and Sweden are subject to examination for taxable years 2009 through 2013 and its subsidiaries in the U.K. are subject to examination for taxable years 2011 through 2013. The Company is currently under examination by the state of Illinois for tax years 2003 through 2011 and the Company’s Jason GmbH subsidiary is under examination by the German tax authorities for tax years 2008 through 2011. The Company does not expect the results of these examinations to have a material impact on the Company.

The cumulative undistributed earnings of all non-U.S. subsidiaries totaled $30.2 million at December 31, 2013. The Company has not provided any deferred taxes on these undistributed earnings as it considers the undistributed earnings to be permanently reinvested. If all such undistributed earnings were remitted, an additional income tax provision of approximately $10.9 million would have been necessary as of December 31, 2013.